UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Impact Bond Fund

BlackRock Impact U.S. Equity Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

            Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2018

Date of reporting period: 05/31/2018

Item 1 – Report to Stockholders

MAY 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Impact Bond Fund
➢	BlackRock Impact U.S. Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended May 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

Strong equity performance worldwide was underpinned by the global economic expansion, driven by synchronized growth across the most influential economies. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.8%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. By contrast, the European Central Bank and the Bank of Japan continued to expand their balance sheets despite nascent signs of sustained economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending, while lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.16%	14.38%
U.S. small cap equities (Russell 2000® Index)	6.47	20.76
International equities (MSCI Europe, Australasia, Far East Index)	0.03	7.97
Emerging market equities (MSCI Emerging Markets Index)	0.89	14.03
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.75	1.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.42)	(3.40)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.04)	(0.37)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.80	1.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.06	2.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2018	BlackRock Impact Bond Fund

Investment Objective

BlackRock Impact Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2018, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Investment Process

The Fund will seek to provide a combination of income and capital growth by investing in a portfolio of debt securities using model-based asset allocation and security selection models. The Fund will invest across multiple fixed income sectors and instruments, including, but not limited to, corporate bonds. The Fund will select corporate bonds of companies to seek to generate alpha and positive aggregate societal impact outcomes, as determined by the investment adviser using the BlackRock Systematic Active Equity Impact Methodology, compared to the benchmark.

The principal societal impact outcomes that are currently measured include the following, although they may change at any time:

Corporate Citizenship — “Corporate citizenship” focuses on companies whose employees have a high level of satisfaction working for their employers.

High Impact Disease Research — Companies that work on “high impact disease research” are companies that are researching treatments for diseases with the highest potential for global impact, measured by the number of lives affected due to potential reduction in early mortality and disability.

Greenhouse Gas Emissions — Companies that report lower levels of carbon emissions.

Ethics Controversies — “Ethics controversies” reflect factors such as misuse of company funds, falsification of company records and other illegal activities, as well as factors in the areas of diversity, labor rights, health and safety, and the environment.

Litigation — “Litigation” reflects the presence of lawsuits and/or labor issues at a company.

What factors influenced performance?

The Fund implemented its strategy of investing in a portfolio of corporate bonds of companies that the investment adviser believes carry the potential in aggregate to promote positive societal outcomes.

The principal detractor from return relative to the benchmark was the Fund’s positioning with respect to residential mortgage-backed securities (“MBS”). In particular, mortgage pool selection within 30-year MBS and a preference for higher coupons constrained returns as the yield curve flattened during the period.

Selection within corporate credit contributed positively to performance, principally due to positioning within consumer non-cyclicals. Specifically, an overweight position to health care and security selection within pharmaceuticals added to performance.

Positioning with respect to global and U.S. interest rates added to relative return. Positive contributions within global rates strategies was driven by short positions in the U.S. dollar, Canadian dollar and British pound versus long Australian dollar and euro positions.

During the period, the Fund employed derivatives as part of its investment strategy. The Fund used futures contracts as a means to manage certain risks and free up capital to purchase corporate bonds. While the Fund’s use of futures contracts detracted from Fund performance, the negative impact was offset by the positive contribution from the asset allocation to corporates. Swaps were used as part of the global rates strategies to trade long/short positions across developed and emerging markets and contributed positively to performance.

Describe recent portfolio activity.

There were no material changes to the Fund’s positioning over the period, as the portfolio has remained overweight in spread sectors and underweight in U.S. Treasury securities. Within credit, the portfolio maintained its industrials overweight, decreased its overweight position to non-cyclicals and reduced its overweight to energy by moving to a slight underweight with respect to the independent energy segment.

Describe portfolio positioning at period end.

As of May 31, 2018, the Fund was overweight relative to the benchmark in non-government spread sectors and underweight U.S. Treasury securities. Within spread sectors, the Fund was overweight in investment grade corporate credit and agency MBS securities. The Fund also held a non-benchmark allocation to high yield corporate debt. Within investment grade, the portfolio is overweight in the consumer sector, banking names and select names within communications.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2018 (continued)	BlackRock Impact Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)	The Fund invests, under normal market conditions, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be-announced securities (“TBA”); debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers.
(c)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
(d)	Commencement of operations.

Performance Summary for the Period Ended May 31, 2018

				Average Annual Total Returns (a)
				1-Year		Since Inception (b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.15%	1.37%	(1.06)%	(0.67)%	N/A	(0.56)%	N/A
Investor A	2.74	0.93	(1.20)	(0.95)	(4.91)%	(0.83)	(3.09)%
Investor C	2.13	0.06	(1.56)	(1.69)	(2.66)	(1.57)	(1.57)
Class K	3.16	1.34	(1.05)	(0.66)	N/A	(0.54)	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(1.04)	(0.37)	N/A	(0.65)	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund commenced operations on August 23, 2016.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$989.40	$1.92	$1,000.00	$1,022.86	$1.96	0.39%
Investor A	1,000.00	988.00	3.25	1,000.00	1,021.52	3.31	0.66
Investor C	1,000.00	984.40	7.04	1,000.00	1,017.70	7.15	1.43
Class K	1,000.00	989.50	1.78	1,000.00	1,023.01	1.81	0.36

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of May 31, 2018 (continued)	BlackRock Impact Bond Fund

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Corporate Bonds	68%
U.S. Government Sponsored Agency Securities	41
Short-Term Securities	3
TBA Sale Commitments	(1)
Liabilities in Excess of Other Assets	(11)

CREDIT QUALITY ALLOCATION (a)(b)

Credit Rating	Percent of Total Investments
AAA/Aaa(c)	39%
AA/Aa	6
A	21
BBB/Baa	27
BB/Ba	4
B	3

(a)	Excludes Short-Term Securities.
(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2018	BlackRock Impact U.S. Equity Fund

Investment Objective

BlackRock Impact U.S. Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2018, the Fund outperformed its benchmark, the Russell 3000® Index.

Investment Process

The Fund will seek to provide total return by investing in a portfolio of equity securities of companies with positive aggregate societal impact outcomes, as determined by the investment adviser using the BlackRock Systematic Active Equity Impact Methodology, compared to the benchmark, and systematic, quantitative security selection models. The investment process is fundamentally driven with systematic and quantitative implementation based on expected returns.

The principal societal impact outcomes that are currently measured include the following, although they may change at any time:

Green Innovation — Companies that demonstrate “green innovation” focus on environmentally sustainable technologies as described by the United Nations Framework Convention on Climate Change and the World Intellectual Property Organization.

Carbon Intensity — Companies that represent a lower level of carbon emission from sources owned or controlled by the company, or from the generation of electricity, heat or steam purchased by the company.

Corporate Citizenship — “Corporate citizenship” focuses on companies whose employees have a high level of satisfaction working for their employers.

High Impact Disease Research — Companies that work on “high impact disease research” are companies that are researching treatments for diseases with the highest potential for global impact, measured by the number of lives affected due to potential reduction in early mortality and disability.

Ethics Controversies — “Ethics controversies” reflect factors such as misuse of company funds, falsification of company records and other illegal activities, as well as factors in the areas of diversity, labor rights, health and safety, and the environment.

Litigation — “Litigation” reflects the presence of lawsuits and/or labor issues at a company.

What factors influenced performance?

The Fund implemented its strategy of investing in a portfolio of companies that the investment adviser believes carry the potential in the aggregate to promote positive societal outcomes.

The largest contributors to the Fund’s relative performance during the period included overweight positions in trucking transportation specialist Old Dominion Freight Line, Inc; pharmaceutical company AbbVie, Inc.; and cosmetics manufacturer Estee Lauder Companies, Inc.

The largest detractors from the Fund’s performance were its overweight positions in industrial conglomerate General Electric Co., over-the-counter health care products company Prestige Brands Holdings, Inc., and beverage and snack producer PepsiCo, Inc.

Describe recent portfolio activity.

During the 12-month period, the Fund regularly and systematically assessed its holdings against their forecasts for outperformance versus the benchmark and impact outcome. Rebalances were implemented weekly after adjusting for transaction costs and risks. No material changes to the Fund’s portfolio were implemented during the period.

Describe portfolio positioning at period end.

As of the end of the period, the Fund held overweight positions in the utilities, energy, materials, and health care sectors relative to its benchmark. The Fund was underweight in financials, industrials, telecommunication services, and consumer discretionary stocks.

With respect to its target societal outcomes, the Fund maintained higher exposure than its benchmark with respect to High Impact Disease Research, Corporate Citizenship and Green Innovation. At the end of the period, the Fund had lower-than-benchmark exposure to the negative outcomes of Carbon Intensity, Ethics Controversies and Litigation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of May 31, 2018 (continued)	BlackRock Impact U.S. Equity Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities.
(c)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
(d)	Commencement of operations.

Performance Summary for the Period Ended May 31, 2018

		Average Annual Total Returns (a)
		1-Year		Since Inception (b)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.18%	16.74%	N/A	15.28%	N/A
Investor A	4.04	16.38	10.26%	14.98	12.66%
Investor C	3.62	15.45	14.45	14.13	14.13
Class K	4.12	16.67	N/A	15.30	N/A
Russell 3000® Index	3.57	15.06	N/A	14.65	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on October 5, 2015.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (12/01/17)	Ending Account Value (05/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,041.80	$2.78	$1,000.00	$1,022.07	$2.76	0.55%
Investor A	1,000.00	1,040.40	4.10	1,000.00	1,020.78	4.06	0.80
Investor C	1,000.00	1,036.20	7.88	1,000.00	1,017.06	7.80	1.55
Class K	1,000.00	1,041.20	2.53	1,000.00	1,022.32	2.51	0.50

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2018 (continued)	BlackRock Impact U.S. Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Apple, Inc.	4%
Amazon.com, Inc.	2
Microsoft Corp.	2
Facebook, Inc.	2
Cisco Systems, Inc.	1
PepsiCo, Inc.	1
Accenture PLC	1
Alphabet, Inc.	1
Johnson & Johnson	1
Gilead Sciences, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	24%
Financials	14
Health Care	14
Consumer Discretionary	12
Industrials	11
Energy	6
Consumer Staples	6
Real Estate	4
Materials	3
Utilities	3
Short-Term Securities	3
Telecommunication Services	1
Liabilities in Excess of Other Assets	(1)

FUND SUMMARY	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For BlackRock Impact U.S. Equity Fund, Class K Share performance shown prior to the March 28, 2016 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock Impact Bond Fund and 5.25% for BlackRock Impact U.S. Equity Fund, respectively, and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2017 and held through May 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments May 31, 2018	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds — 67.7%

Aerospace & Defense — 1.0%
Arconic, Inc., 5.13%, 10/01/24	$25	$25,094
Boeing Co., 6.00%, 03/15/19	40	41,021
Bombardier, Inc., 5.75%, 03/15/22(a)	25	25,031
Embraer SA, 5.15%, 06/15/22	40	41,030
Rockwell Collins, Inc., 3.20%, 03/15/24	100	96,663
TransDigm, Inc., 6.38%, 06/15/26	25	25,125

		253,964
Auto Components — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 02/01/22	25	25,594
Tenneco, Inc., 5.00%, 07/15/26	50	45,610
Tesla, Inc., 5.30%, 08/15/25(a)	25	21,687

		92,891
Banks — 9.1%
Bank of Montreal, 1.50%, 07/18/19	80	78,960
Bank of Nova Scotia:
2.05%, 10/30/18	100	99,858
1.65%, 06/14/19	125	123,678
4.38%, 01/13/21	50	51,598
Boston Properties LP, 5.63%, 11/15/20	100	105,279
Canadian Imperial Bank of Commerce, 1.60%, 09/06/19	50	49,244
Comerica, Inc., 2.13%, 05/23/19	100	99,374
Cooperatieve Rabobank UA, 4.50%, 01/11/21	100	103,385
Credit Suisse AG, New York, 5.40%, 01/14/20	80	82,835
Fifth Third Bancorp, 4.30%, 01/16/24	50	50,976
HSBC USA, Inc., 3.50%, 06/23/24	100	98,740
Huntington Bancshares, Inc., 2.60%, 08/02/18	100	100,017
ING Groep NV, 3.15%, 03/29/22	200	196,535
KeyCorp, 5.10%, 03/24/21	100	104,900
Royal Bank of Canada:
1.80%, 07/30/18	100	99,919
2.15%, 03/15/19	110	109,610
1.50%, 07/29/19	30	29,626
Santander Holdings USA, Inc., 2.70%, 05/24/19	55	54,736
Santander UK PLC, 2.50%, 03/14/19	80	79,888
Sumitomo Mitsui Financial Group, Inc., 2.06%, 07/14/21	80	76,981
SVB Financial Group, 3.50%, 01/29/25	50	48,999
Toronto-Dominion Bank:
1.45%, 09/06/18	50	49,874
2.63%, 09/10/18	100	100,063
2.50%, 12/14/20	100	98,719
U.S. Bancorp, 2.20%, 04/25/19	80	79,744

		2,173,538
Beverages — 0.1%
Ball Corp., 5.25%, 07/01/25	25	25,469

Biotechnology — 0.5%
Genzyme Corp., 5.00%, 06/15/20	80	83,516
Hubbell, Inc., 3.50%, 02/15/28	35	33,678

		117,194
Building Products — 0.4%
Owens Corning, 4.20%, 12/15/22	100	101,760

Cable Television Services — 0.1%
Motorola Solutions, Inc., 7.50%, 05/15/25	25	29,135

Capital Markets — 5.3%
Charles Schwab Corp., 3.20%, 03/02/27	75	72,360
Goldman Sachs Group, Inc.:
2.63%, 01/31/19	75	75,026
5.38%, 03/15/20	75	78,028

Security	Par (000)	Value
Capital Markets (continued)
3.00%, 04/26/22	$50	$49,151
3.63%, 01/22/23	50	49,964
4.25%, 10/21/25	25	24,805
3.75%, 02/25/26	25	24,245
3.81%, 04/23/29(b)	50	48,013
Invesco Finance PLC, 3.75%, 01/15/26	75	74,959
Jefferies Group LLC, 6.88%, 04/15/21	100	108,467
Morgan Stanley:
2.20%, 12/07/18	50	49,922
2.38%, 07/23/19	100	99,585
5.75%, 01/25/21	100	106,232
4.88%, 11/01/22	50	52,173
5.00%, 11/24/25	50	52,072
3.88%, 01/27/26	75	74,303
Northern Trust Corp., 3.45%, 11/04/20	100	101,477
State Street Corp., 1.95%, 05/19/21	100	97,192
TD Ameritrade Holding Corp., 2.95%, 04/01/22	100	98,960

		1,336,934
Chemicals — 1.2%
Albemarle Corp., 4.15%, 12/01/24	50	50,970
Chemours Co., 7.00%, 05/15/25	25	26,813
Dow Chemical Co., 8.55%, 05/15/19	80	84,236
Methanex Corp., 4.25%, 12/01/24	50	49,795
Sherwin-Williams Co., 3.30%, 02/01/25	50	48,186
Tronox Finance PLC, 5.75%, 10/01/25(a)	25	24,250

		284,250
Commercial Services & Supplies — 0.3%
ADT Corp., 6.25%, 10/15/21	25	25,750
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)	25	23,750
Park Aerospace Holdings Ltd., 5.50%, 02/15/24(a)	25	24,531

		74,031
Communications Equipment — 0.4%
CommScope Technologies LLC, 5.00%, 03/15/27(a)	25	23,375
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50%, 07/01/22(a)	25	26,562
Juniper Networks, Inc., 4.35%, 06/15/25	25	25,039
Zayo Group LLC/Zayo Capital, Inc., 6.38%, 05/15/25	25	25,344

		100,320
Construction & Engineering — 0.1%
AECOM, 5.13%, 03/15/27	25	23,188

Construction Materials — 0.1%
HD Supply, Inc., 5.75%, 04/15/24(a)	25	26,219

Consumer Finance — 2.1%
American Express Co., 3.63%, 12/05/24	25	24,656
Autodesk, Inc., 3.50%, 06/15/27	50	47,351
Automatic Data Processing, Inc., 2.25%, 09/15/20	80	79,318
Capital One Financial Corp:
2.45%, 04/24/19	80	79,841
3.75%, 03/04/25	45	42,913
Discover Financial Services:
5.20%, 04/27/22	50	52,318
3.75%, 03/04/25	25	24,167
IHS Markit Ltd., 4.75%, 02/15/25(a)	25	24,844
Navient Corp., 5.88%, 10/25/24	25	24,632
S&P Global, Inc., 2.95%, 01/22/27	100	93,600
Synchrony Financial, 4.25%, 08/15/24	50	49,374

		543,014
Containers & Packaging — 0.3%
International Paper Co., 3.80%, 01/15/26	50	49,046

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) May 31, 2018	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Containers & Packaging (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(a)	$25	$25,655

		74,701
Diversified Financial Services — 6.6%
Ally Financial, Inc.:
4.25%, 04/15/21	25	25,187
5.75%, 11/20/25	25	25,487
American Express Credit Corp., 2.70%, 03/03/22	100	98,104
Bank of America Corp.:
3.00%, 12/20/23(b)	54	52,521
4.45%, 03/03/26	50	50,466
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(c)	100	95,868
Citigroup, Inc.:
2.70%, 03/30/21	75	73,785
3.70%, 01/12/26	50	48,787
4.45%, 09/29/27	75	74,300
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(c)	50	48,799
Ford Motor Credit Co. LLC, 2.46%, 03/27/20	200	197,059
FS Investment Corp., 4.00%, 07/15/19	50	50,032
General Motors Financial Co., Inc.:
3.20%, 07/06/21	100	99,070
3.50%, 07/10/19	50	50,317
5.25%, 03/01/26	50	52,374
HRG Group, Inc., 7.75%, 01/15/22	25	25,680
HSBC Holdings PLC, 5.10%, 04/05/21	100	104,784
Intercontinental Exchange, Inc., 2.75%, 12/01/20	100	99,636
John Deere Capital Corp., 1.95%, 01/08/19	50	49,783
JPMorgan Chase & Co.:
6.30%, 04/23/19	40	41,251
4.25%, 10/15/20	80	81,911
3.88%, 09/10/24	70	69,404
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(c)	100	95,981
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/21	25	25,250
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	25	26,472

		1,662,308
Diversified Telecommunication Services — 1.4%
AT&T, Inc.:
2.38%, 11/27/18	50	49,987
3.00%, 06/30/22	100	97,684
4.13%, 02/17/26	50	49,508
CenturyLink, Inc., Series Y, 7.50%, 04/01/24	25	25,704
Frontier Communications Corp., 11.00%, 09/15/25	25	20,000
Verizon Communications, Inc.:
4.15%, 03/15/24	50	50,998
3.38%, 02/15/25	53	51,091

		344,972
Electric Utilities — 2.7%
Ameren Corp., 2.70%, 11/15/20	100	98,843
Avangrid, Inc., 3.15%, 12/01/24	50	48,327
Black Hills Corp., 4.25%, 11/30/23	20	20,505
CenterPoint Energy Houston Electric LLC, 1.85%, 06/01/21	100	96,582
Commonwealth Edison Co., 3.40%, 09/01/21	50	50,357
Consolidated Edison, Inc., 2.00%, 05/15/21	125	120,907
NV Energy, Inc., 6.25%, 11/15/20	80	85,859
Pacific Gas & Electric Co., 4.25%, 05/15/21	50	51,198
Public Service Electric & Gas Co., 2.00%, 08/15/19	80	79,305

		651,883
Electronic Equipment, Instruments & Components — 0.2%
Avnet, Inc., 4.88%, 12/01/22	40	41,174

Security	Par (000)	Value
Energy Equipment & Services — 0.1%
Weatherford International Ltd., 8.25%, 06/15/23	$25	$24,250

Food & Staples Retailing — 0.8%
Costco Wholesale Corp., 1.70%, 12/15/19	80	79,013
Sysco Corp.:
1.90%, 04/01/19	75	74,546
2.60%, 06/12/22	50	48,526

		202,085
Food Products — 1.9%
Hershey Co., 4.13%, 12/01/20	75	77,564
Kellogg Co., 3.25%, 04/01/26	50	47,245
Kraft Heinz Foods Co.:
5.38%, 02/10/20	50	52,035
3.50%, 06/06/22	100	99,700
Post Holdings, Inc., 5.00%, 08/15/26(a)	25	23,438
Tyson Foods, Inc., 4.50%, 06/15/22	50	51,835
Unilever Capital Corp., 2.20%, 03/06/19	100	99,781

		451,598
Forest Products — 0.3%
Bunge Ltd. Finance Corp., 3.50%, 11/24/20	80	80,082

Health Care Equipment & Supplies — 0.6%
Becton Dickinson & Co., 2.68%, 12/15/19	66	65,651
Edwards Lifesciences Corp., 2.88%, 10/15/18	30	30,015
Kinetic Concepts, Inc./KCI USA, Inc., 7.88%, 02/15/21(a)	25	25,688
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23(a)	25	20,656

		142,010
Health Care Providers & Services — 0.5%
Centene Corp., 5.63%, 02/15/21	25	25,668
HCA, Inc.:
5.25%, 06/15/26	25	24,906
5.50%, 06/15/47	25	23,313
Kindred Healthcare, Inc., 8.75%, 01/15/23	25	26,687
WellCare Health Plans, Inc., 5.25%, 04/01/25	25	24,937

		125,511
Hotels, Restaurants & Leisure — 0.5%
MGM Resorts International, 4.63%, 09/01/26	25	23,125
Scientific Games International, Inc., 10.00%, 12/01/22	25	26,813
Wyndham Worldwide Corp., 4.15%, 04/01/24	75	74,164

		124,102
Household Durables — 0.2%
PulteGroup, Inc., 5.00%, 01/15/27	25	23,875
Toll Brothers Finance Corp., 4.88%, 03/15/27	25	23,750

		47,625
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp., 6.00%, 05/15/26	25	25,781
Calpine Corp., 5.25%, 06/01/26(a)	25	23,625

		49,406
Industrial Conglomerates — 0.7%
General Electric Co.:
2.10%, 12/11/19	100	99,067
3.45%, 05/15/24	75	73,832

		172,899
Insurance — 1.7%
Aflac, Inc., 2.40%, 03/16/20	100	99,264
Berkshire Hathaway Finance Corp., 1.70%, 03/15/19	80	79,597
Markel Corp., 4.90%, 07/01/22	70	72,704
Marsh & McLennan Cos., Inc.:
3.30%, 03/14/23	50	49,576
3.50%, 03/10/25	50	49,070

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Insurance (continued)
MetLife, Inc., Series D, 4.37%, 09/15/23	$70	$73,024

		423,235
Internet Software & Services — 0.6%
Alphabet, Inc., 3.63%, 05/19/21	75	77,096
Expedia, Inc., 5.00%, 02/15/26	50	51,207
VeriSign, Inc., 5.25%, 04/01/25	25	25,531

		153,834
IT Services — 1.2%
DXC Technology Co.:
2.88%, 03/27/20	100	99,461
4.25%, 04/15/24	50	50,394
First Data Corp., 5.38%, 08/15/23(a)	50	50,705
Xerox Corp.:
2.75%, 09/01/20	83	81,699
4.07%, 03/17/22	8	7,959

		290,218
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc., 4.50%, 03/01/21	80	82,981

Machinery — 0.5%
CNH Industrial Capital LLC, 4.88%, 04/01/21	25	25,750
Illinois Tool Works, Inc., 6.25%, 04/01/19	80	82,445

		108,195
Media — 3.7%
AMC Networks, Inc., 4.75%, 08/01/25	25	23,438
CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, 04/01/24(a)	25	25,219
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21(a)	25	24,878
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20	80	80,188
4.46%, 07/23/22	100	102,089
4.91%, 07/23/25	50	50,977
CSC Holdings LLC, 8.63%, 02/15/19	25	25,908
DISH DBS Corp., 7.75%, 07/01/26	25	21,594
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	25	24,500
Omnicom Group, Inc., 4.45%, 08/15/20	100	102,887
Sirius XM Radio, Inc., 6.00%, 07/15/24(a)	50	51,250
Thomson Reuters Corp., 4.30%, 11/23/23	100	102,593
Time Warner, Inc., 4.00%, 01/15/22	100	101,799
Walt Disney Co.:
1.65%, 01/08/19	80	79,647
0.88%, 07/12/19	80	78,635

		895,602
Metals & Mining — 1.3%
Allegheny Technologies, Inc., 7.88%, 08/15/23	25	27,242
Commercial Metals Co., 5.38%, 07/15/27	25	23,938
Freeport-McMoRan, Inc., 3.88%, 03/15/23	50	48,063
Goldcorp, Inc., 3.63%, 06/09/21	80	80,230
Nucor Corp., 5.85%, 06/01/18	80	80,000
Vale Overseas Ltd., 4.38%, 01/11/22	48	48,144

		307,617
Multi-Utilities — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.88%, 08/20/26	25	24,312
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23	25	25,500

		49,812

Security	Par (000)	Value
Office Supplies & Equipment — 0.4%
VMware, Inc.:
2.95%, 08/21/22	$50	$48,128
3.90%, 08/21/27	50	46,843

		94,971
Oil, Gas & Consumable Fuels — 3.9%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 01/15/25	25	25,687
BP Capital Markets PLC, 3.56%, 11/01/21	70	71,044
Buckeye Partners LP, 4.88%, 02/01/21	80	81,850
Canadian Natural Resources Ltd., 3.90%, 02/01/25	40	39,833
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	25	24,844
Chevron Corp.:
1.56%, 05/16/19	80	79,270
3.19%, 06/24/23	70	70,017
DCP Midstream Operating LP, 3.88%, 03/15/23	25	24,062
Diamond Offshore Drilling, Inc., 5.70%, 10/15/39	25	20,188
Enbridge, Inc., 4.00%, 10/01/23	40	40,211
Energy Transfer Partners LP, 4.75%, 01/15/26	50	50,078
Occidental Petroleum Corp., 3.40%, 04/15/26	25	24,558
ONEOK Partners LP, 3.38%, 10/01/22	70	69,332
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21	100	104,849
6.25%, 03/15/22	100	108,042
Sable Permian Resources Land LLC/AEPB Finance Corp., 13.00%, 11/30/20(a)	25	28,000
Shell International Finance BV, 1.38%, 05/10/19	80	79,141

		941,006
Personal Products — 0.7%
Procter & Gamble Co., 1.90%, 11/01/19	80	79,310
Unilever Capital Corp., 2.90%, 05/05/27	100	94,963

		174,273
Pharmaceuticals — 2.6%
Abbott Laboratories, 3.88%, 09/15/25	70	70,148
AstraZeneca PLC:
1.75%, 11/16/18	125	124,568
3.38%, 11/16/25	50	48,889
Johnson & Johnson:
1.13%, 03/01/19	80	79,268
3.55%, 05/15/21	80	82,078
Novartis Securities Investment Ltd., 5.13%, 02/10/19	80	81,348
Wyeth LLC, 6.45%, 02/01/24	70	81,358
Zoetis, Inc., 3.25%, 02/01/23	70	69,371

		637,028
Professional Services — 0.1%
Verisk Analytics, Inc., 4.13%, 09/12/22	25	25,499

Real Estate — 0.3%
Prologis LP, 3.75%, 11/01/25	75	74,980

Real Estate Investment Trusts (REITs) — 2.8%
American Tower Corp., 2.80%, 06/01/20	50	49,527
Camden Property Trust, 2.95%, 12/15/22	20	19,531
Crown Castle International Corp., 3.40%, 02/15/21	80	80,394
HCP, Inc.:
3.75%, 02/01/19	80	80,281
5.38%, 02/01/21	13	13,596
Hospitality Properties Trust:
4.25%, 02/15/21	100	101,331
5.00%, 08/15/22	50	51,539
Kilroy Realty LP, 3.80%, 01/15/23	20	19,969
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 08/01/26	25	24,250

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) May 31, 2018	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Real Estate Investment Trusts (REITs) (continued)
Omega Healthcare Investors, Inc., 4.50%, 04/01/27	$50	$47,677
Regency Centers Corp., 3.75%, 11/15/22	100	99,819
Welltower, Inc., 4.13%, 04/01/19	80	80,605

		668,519
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC, 4.70%, 10/01/19	80	82,050
United Rentals North America, Inc., 4.88%, 01/15/28	50	46,955

		129,005
Semiconductors & Semiconductor Equipment — 2.0%
NVIDIA Corp.:
2.20%, 09/16/21	150	146,141
3.20%, 09/16/26	100	96,569
Seagate HDD Cayman, 3.75%, 11/15/18	50	50,102
Texas Instruments, Inc., 1.85%, 05/15/22	100	95,547
Xilinx, Inc., 3.00%, 03/15/21	100	99,701

		488,060
Software — 1.5%
Autodesk, Inc., 4.38%, 06/15/25	25	25,386
BMC Software Finance, Inc., 8.13%, 07/15/21(a)	25	25,627
Electronic Arts, Inc., 3.70%, 03/01/21	100	101,595
Microsoft Corp., 1.30%, 11/03/18	80	79,671
Oracle Corp., 2.25%, 10/08/19	80	79,717

		311,996
Specialty Retail — 1.4%
Best Buy Co., Inc.:
5.00%, 08/01/18	50	50,157
5.50%, 03/15/21	80	84,196
Home Depot, Inc., 2.00%, 06/15/19	80	79,590
QVC, Inc.:
5.13%, 07/02/22	50	51,723
4.45%, 02/15/25	25	24,303
Tapestry, Inc., 4.25%, 04/01/25	40	39,642

		329,611
Technology Hardware, Storage & Peripherals — 2.0%
Apple, Inc.:
2.85%, 02/23/23	50	49,509
3.00%, 06/20/27	35	33,559
Conduent Finance, Inc./Conduent Business Services LLC, 10.50%, 12/15/24(a)	25	29,312
Dell International LLC/EMC Corp.(a):
3.48%, 06/01/19	100	100,400
5.45%, 06/15/23	25	26,256
EMC Corp.:
1.88%, 06/01/18	75	75,000
2.65%, 06/01/20	50	48,820
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18	30	30,028
3.60%, 10/15/20	100	100,774
4.40%, 10/15/22	50	51,604

		545,262
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 5.00%, 05/01/25	25	25,188

Wireless Telecommunication Services — 1.4%
American Tower Corp.:
2.25%, 01/15/22	50	47,968
4.00%, 06/01/25	100	98,564
Crown Castle International Corp., 5.25%, 01/15/23	50	52,653
SBA Communications Corp., 4.88%, 07/15/22	25	24,672
Sprint Communications, Inc., 9.00%, 11/15/18(a)	9	9,218
Sprint Corp., 7.63%, 02/15/25	25	25,750

Security	Par (000)	Value
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc., 6.00%, 04/15/24	$25	$25,970
Weyerhaeuser Co., 4.63%, 09/15/23	50	52,325

		337,120

Total Corporate Bonds — 67.7% (Cost — $16,944,876)		16,470,525

U.S. Government Sponsored Agency Securities — 41.9%

Mortgage-Backed Securities — 41.9%
Fannie Mae Mortgage-Backed Securities:(d)
3.00%, 02/01/47 - 06/01/48	150	145,324
3.50%, 12/01/46 - 06/01/48	839	840,315
4.00%, 06/01/33 - 06/01/48	1,302	1,336,433
4.50%, 06/01/33 - 06/01/48	895	940,651
5.00%, 06/01/39 - 04/01/48	1,055	1,127,501
5.50%, 09/01/41 - 06/01/48	334	362,017
Freddie Mac Mortgage-Backed Securities:
3.00%, 06/01/48(d)	440	426,871
3.50%, 03/01/47	716	715,777
4.00%, 06/01/33 - 06/01/48(d)	887	906,837
4.50%, 06/01/48(d)	450	469,846
5.00%, 04/01/48	126	133,470
Ginnie Mae Mortgage-Backed Securities:(d)
3.50%, 12/20/45 - 06/01/48	1,376	1,385,939
4.00%, 03/20/46 - 06/01/48	320	329,946
4.50%, 04/20/48 - 06/01/48	1,023	1,069,230

Total U.S. Government Sponsored Agency Securities — 41.9% (Cost — $10,276,627)		10,190,157

Total Long-Term Investments — 109.6% (Cost — $27,221,503)		26,660,682

	Shares
Short-Term Securities — 2.5%
BlackRock Liquidity Funds, T-Fund,
Institutional Class,
1.61%(e)(f)	611,967	611,967

Total Short-Term Securities — 2.5% (Cost — $611,967)		611,967

Total Investments Before TBA Sale Commitments — 112.1% (Cost — $27,833,470)		27,272,649

	Par (000)
TBA Sale Commitments(d) — (1.1)%

Mortgage-Backed Securities — (1.1)%
Fannie Mae Mortgage-Backed Securities, 3.50%, 06/01/48	118	(117,723)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 06/01/48	25	(24,498)
3.50%, 06/01/48	65	(65,394)
5.00%, 06/01/48	50	(52,594)

Total TBA Sale Commitments — (1.1)% (Proceeds — $258,690)		(260,209)

Total Investments, Net of TBA Sale Commitments — 111.0% (Cost — $27,574,780)		27,012,440
Liabilities in Excess of Assets — (11.0)%		(2,680,624)

Net Assets — 100.0%		$24,331,816

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Impact Bond Fund

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(c)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(d)	Represents or includes a TBA transaction.
(e)	Annualized 7-day yield as of period end.

(f)	During the year ended May 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 05/31/17	Net Activity	Shares Held at 05/31/18	Value at 05/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,062,423	(450,456)	611,967	$611,967	$22,374	$11	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro OAT	4	06/07/18	$728	$10,097
10-Year Australian Treasury Bonds	5	06/15/18	488	2,563
10-Year U.S. Treasury Note	4	09/19/18	482	3,526
10-Year U.S. Ultra Long Treasury Note	1	09/19/18	128	37
Long U.S. Treasury Bond	7	09/19/18	1,016	(1,009)
Ultra Long U.S. Treasury Bond	18	09/19/18	2,871	(5,000)

				10,214

Short Contracts:
Euro Bund	1	06/07/18	190	1,016
10-Year Canada Bond Future	8	09/19/18	839	(15,732)
Long Gilt Future	1	09/26/18	164	(2,992)
2-Year U.S. Treasury Note	7	09/28/18	1,486	(123)
5-Year U.S. Treasury Note	19	09/28/18	2,164	5,633

				(12,198)

				$(1,984)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,725	CAD	10,000	Barclays Bank PLC	06/07/18	$11
USD	13,925	GBP	10,000	Barclays Bank PLC	06/07/18	630

						$641

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) May 31, 2018	BlackRock Impact Bond Fund

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index, Series 30, Version 1	5.00%	Quarterly	06/20/23	NR	USD	550	$39,712	$35,581	$4,131
Markit iTraxx XO, Series 29, Version 1	5.00%	Quarterly	06/20/23	NR	EUR	541	60,837	60,467	370

							$100,549	$96,048	$4,501

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
(0.04)%	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/08/20	EUR	2,100	$(4,593)	$(331)	$(4,262)
3-Month LIBOR, 2.32%	Quarterly	2.65	Semi-annual	06/07/18	06/08/20	USD	3,190	(1,177)	2,245	(3,422)
6-Month GBP LIBOR, 0.83%	Semi-annual	1.15	Semi-annual	06/07/18	06/08/20	GBP	860	4,491	479	4,012
(0.09)	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/08/20	EUR	910	(936)	(23)	(913)
6-Month GBP LIBOR, 0.83%	Semi-annual	1.17	Semi-annual	06/07/18	06/08/20	GBP	850	4,941	171	4,770
6-Month GBP LIBOR, 0.83%	Semi-annual	1.15	Semi-annual	06/07/18	06/08/20	GBP	830	4,384	77	4,307
1.06	Semi-annual	6-Month GBP LIBOR, 0.83%	Semi-annual	06/07/18	06/08/20	GBP	825	(2,372)	(215)	(2,157)
1.09	Semi-annual	6-Month GBP LIBOR, 0.83%	Semi-annual	06/07/18	06/08/20	GBP	825	(2,973)	(869)	(2,104)
6-Month EURIBOR, (0.27)%	Semi-annual	(0.13)	Annual	06/07/18	06/08/20	EUR	930	106	61	45
1.00	Semi-annual	6-Month GBP LIBOR, 0.83%	Semi-annual	09/06/18	09/07/20	GBP	900	549	108	441
6-Month EURIBOR, (0.27)%	Semi-annual	0.54	Annual	06/07/18	06/07/23	EUR	3,300	44,705	2,576	42,129
6-Month EURIBOR, (0.27)%	Semi-annual	0.54	Annual	06/07/18	06/07/23	EUR	850	11,514	663	10,851
2.80	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	06/07/18	06/07/23	USD	1,310	(618)	(1,301)	683
0.14	Semi-annual	6-Month JPY LIBOR, 0.02%	Semi-annual	06/07/18	06/07/23	JPY	102,000	(1,034)	20	(1,054)
1.45	Semi-annual	6-Month GBP LIBOR, 0.83%	Semi-annual	06/07/18	06/07/23	GBP	350	(5,002)	(335)	(4,667)
6-Month EURIBOR, (0.27)%	Semi-annual	0.48	Annual	06/07/18	06/07/23	EUR	370	3,535	67	3,468
1.38	Semi-annual	6-Month GBP LIBOR, 0.83%	Semi-annual	06/07/18	06/07/23	GBP	348	(3,273)	(150)	(3,123)
1.44	Semi-annual	6-Month GBP LIBOR, 0.83%	Semi-annual	06/07/18	06/07/23	GBP	340	(4,535)	(228)	(4,307)
6-Month GBP LIBOR, 0.83%	Semi-annual	1.36	Semi-annual	06/07/18	06/07/23	GBP	340	2,900	152	2,748
6-Month GBP LIBOR, 0.83%	Semi-annual	1.40	Semi-annual	06/07/18	06/07/23	GBP	340	3,720	904	2,816
0.30	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/07/23	EUR	390	371	(493)	864
0.28	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/07/23	EUR	390	670	1,171	(501)
0.33	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/07/23	EUR	830	(831)	(363)	(468)

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.33%	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/07/23	EUR	390	$(391)	$(171)	$(220)
6-Month EURIBOR, (0.27)%	Semi-annual	0.54	Annual	09/06/18	09/06/23	EUR	385	3,601	249	3,352
3.05	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	09/06/18	09/06/23	USD	520	(5,371)	(5,918)	547
6-Month GBP LIBOR, 0.83%	Semi-annual	1.27	Semi-annual	09/06/18	09/06/23	GBP	375	(229)	210	(439)
6-Month GBP LIBOR, 0.83%	Semi-annual	1.27	Semi-annual	09/06/18	09/06/23	GBP	360	(147)	(125)	(22)
7.60	Monthly	MXN 28D TIIE, 7.86%	Monthly	09/19/18	09/13/23	MXN	1,880	1,507	2	1,505
6-Month WIBOR, 1.68%	Semi-annual	2.62	Annual	09/19/18	09/19/23	PLN	1,410	2,786	8	2,778
6-Month EURIBOR, (0.27)%	Semi-annual	0.64	Annual	09/19/18	09/19/23	EUR	570	8,246	858	7,388
6-Month GBP LIBOR, 0.83%	Semi-annual	1.50	Semi-annual	09/19/18	09/19/23	GBP	220	3,070	170	2,900
0.15	Semi-annual	6-Month JPY LIBOR, 0.02%	Semi-annual	09/19/18	09/19/23	JPY	13,000	(122)	3	(125)
6-Month CAD BA, 1.70%	Semi-annual	2.54	Semi-annual	09/19/18	09/19/23	CAD	140	53	2	51
2.86	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	09/19/18	09/19/23	USD	490	(613)	10	(623)
3-Month HIBOR, 1.77%	Quarterly	2.62	Quarterly	09/19/18	09/19/23	HKD	630	(340)	1	(341)
7.30	Quarterly	3-Month BA, 6.91%	Quarterly	09/19/18	09/19/23	ZAR	5,170	4,839	9	4,830
2.90	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	09/19/18	09/19/23	USD	60	(190)	1	(191)
3-Month HIBOR, 1.77%	Quarterly	2.69	Quarterly	09/19/18	09/19/23	HKD	520	(43)	1	(44)
2.63	Semi-annual	6-Month AUD BBR, 2.21%	Semi-annual	09/19/18	09/19/23	AUD	100	(134)	2	(136)
6-Month CAD BA, 1.70%	Semi-annual	2.58	Semi-annual	09/19/18	09/19/23	CAD	120	218	2	216
2.86	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	09/19/18	09/19/23	USD	120	(204)	2	(206)
2.69	Semi-annual	6-Month AUD BBR, 2.21%	Semi-annual	09/19/18	09/19/23	AUD	120	(383)	2	(385)
2.68	Semi-annual	6-Month AUD BBR, 2.21%	Semi-annual	09/19/18	09/19/23	AUD	110	(329)	2	(331)
6-Month CAD BA, 1.70%	Semi-annual	2.66	Semi-annual	09/19/18	09/19/23	CAD	150	679	2	677
3.01	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	09/19/18	09/19/23	USD	80	(658)	2	(660)
2.72	Semi-annual	6-Month AUD BBR, 2.21%	Semi-annual	09/19/18	09/19/23	AUD	120	(547)	2	(549)
3.05	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	09/19/18	09/19/23	USD	70	(709)	1	(710)
6-Month CAD BA, 1.70%	Semi-annual	2.77	Semi-annual	09/19/18	09/19/23	CAD	90	780	1	779
1.15	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/07/28	EUR	1,710	(46,883)	(2,762)	(44,121)
2.91	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	06/07/18	06/07/28	USD	810	(3,022)	12,772	(15,794)
6-Month JPY LIBOR, 0.02%	Semi-annual	0.34	Semi-annual	06/07/18	06/07/28	JPY	51,000	1,603	11	1,592
2.88	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	06/07/18	06/07/28	USD	270	(173)	9	(182)
6-Month EURIBOR, (0.27)%	Semi-annual	0.99	Annual	06/07/18	06/07/28	EUR	198	1,914	202	1,712

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) May 31, 2018	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month EURIBOR, (0.27)%	Semi-annual	1.04	Annual	06/07/18	06/07/28	EUR	203	$3,039	$(38)	$3,077
3.03%	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	06/07/18	06/07/28	USD	290	(3,953)	(455)	(3,498)
6-Month EURIBOR, (0.27)%	Semi-annual	1.07	Annual	06/07/18	06/07/28	EUR	202	3,783	377	3,406
3-Month LIBOR, 2.32%	Quarterly	3.10	Semi-annual	06/07/18	06/07/28	USD	265	5,302	5,339	(37)
6-Month EURIBOR, (0.27)%	Semi-annual	0.92	Annual	06/07/18	06/07/28	EUR	205	250	498	(248)
0.91	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/07/28	EUR	206	9	1,137	(1,128)
6-Month EURIBOR, (0.27)%	Semi-annual	0.91	Annual	06/07/18	06/07/28	EUR	205	(9)	(1,083)	1,074
0.95	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/07/28	EUR	184	(942)	(167)	(775)
6-Month EURIBOR, (0.27)%	Semi-annual	0.95	Annual	06/07/18	06/07/28	EUR	440	2,247	375	1,872
1.13	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	09/06/18	09/06/28	EUR	200	(3,919)	(235)	(3,684)
6-Month GBP LIBOR, 0.83%	Semi-annual	1.73	Semi-annual	09/06/18	09/06/28	GBP	190	5,553	140	5,413
3-Month LIBOR, 2.32%	Quarterly	3.12	Semi-annual	09/06/18	09/06/28	USD	280	5,686	5,756	(70)
1.50	Semi-annual	6-Month GBP LIBOR, 0.83%	Semi-annual	09/06/18	09/06/28	GBP	195	(120)	(197)	77
3-Month LIBOR, 2.32%	Quarterly	2.96	Semi-annual	06/07/18	06/08/48	USD	340	4,414	607	3,807
3-Month LIBOR, 2.32%	Quarterly	2.92	Semi-annual	06/07/18	06/08/48	USD	110	571	(1)	572
1.50	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/08/48	EUR	78	(662)	(405)	(257)
1.53	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/08/48	EUR	80	(1,468)	85	(1,553)
3-Month LIBOR, 2.32%	Quarterly	3.05	Semi-annual	06/07/18	06/08/48	USD	130	4,163	512	3,651
1.57	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/07/18	06/08/48	EUR	80	(2,348)	(208)	(2,140)
3.11	Semi-annual	3-Month LIBOR, 2.32%	Quarterly	06/07/18	06/08/48	USD	105	(4,818)	(4,693)	(125)
6-Month EURIBOR, (0.27)%	Semi-annual	1.48	Annual	06/07/18	06/08/48	EUR	84	185	(1,031)	1,216
6-Month EURIBOR, (0.27)%	Semi-annual	1.52	Annual	06/07/18	06/08/48	EUR	76	1,073	136	937
1.80	Semi-annual	6-Month GBP LIBOR, 0.83%	Semi-annual	09/06/18	09/07/48	GBP	70	(5,274)	(131)	(5,143)

								$36,112	$16,264	$19,848

(a)	Forward swap.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
U.S. CPI Urban Consumers NAS	At Termination	2.03%	Semi-annual	12/19/22	USD	480	$5,721	$17	$5,704
U.S. CPI Urban Consumers NAS	At Termination	2.14	Semi-annual	02/15/23	USD	480	3,104	17	3,087

							$8,825	$34	$8,791

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Impact Bond Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.29%	Semi-annual	6-Month SIBOR, 1.66%	Semi-annual	Deutsche Bank AG	09/19/18	09/19/23	SGD	220	$504	$—	$504
3-Month KRW CDC, 1.65%	Quarterly	2.34	Quarterly	Citibank N.A.	09/19/18	09/19/23	KRW	78,960	257	—	257
3-Month KRW CDC, 1.65%	Quarterly	2.35	Quarterly	Citibank N.A.	09/19/18	09/19/23	KRW	250,810	1,020	—	1,020
3-Month KRW CDC, 1.65%	Quarterly	2.37	Quarterly	Deutsche Bank AG	09/19/18	09/19/23	KRW	73,620	362	—	362

									$2,143	$—	$2,143

(a)	Forward swap

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$134,274	$(21,928)	$143,855	$(110,715)
OTC Swaps	—	—	2,143	—

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$22,872	$—	$22,872
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	641	—	—	641
Swaps — centrally cleared
Net unrealized appreciation(a)	—	4,501	—	—	130,563	8,791	143,855
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	2,143	—	2,143

	$—	$4,501	$—	$641	$155,578	$8,791	$169,511

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$24,856	$—	$24,856
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	110,715	—	110,715

	$—	$—	$—	$—	$135,571	$—	$135,571

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) May 31, 2018	BlackRock Impact Bond Fund

For the year ended May 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(65,612)	$—	$(65,612)
Forward foreign currency exchange contracts	—	—	—	118	—	—	118
Swaps	—	5,380	—	—	7,690	—	13,070

	$—	$5,380	$—	$118	$(57,922)	$—	$(52,424)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(15,793)	$—	$(15,793)
Forward foreign currency exchange contracts	—	—	—	641	—	—	641
Swaps	—	4,501	—	—	21,991	8,791	35,283

	$—	$4,501	$—	$641	$6,198	$8,791	$20,131

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,045,660
Average notional value of contracts — short	$2,729,996
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,830
Credit default swaps:
Average notional value — sell protection	$629,574
Interest rate swaps:
Average notional value — pay fixed rate	$9,502,216
Average notional value — receives fixed rate	$9,476,292
Inflation swaps:
Average notional amount-pays	$480,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$20,332	$3,565
Swaps — Centrally cleared	—	2,673
Forward foreign currency exchange contracts	641	—
Swaps — OTC(a)	2,143	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$23,116	$6,238
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(20,332)	(6,238)

Total derivative assets and liabilities subject to an MNA	$2,784	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank PLC	$641	$—	$—	$—	$641
Citibank N.A.	1,277	—	—	—	1,277
Deutsche Bank AG	866	—	—	—	866

	$2,784	$—	$—	$—	$2,784

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Impact Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments(a):
Corporate Bonds	$—	$16,470,525	$—	$16,470,525
U.S. Government Sponsored Agency Securities	—	10,190,157	—	10,190,157
Short-Term Securities	611,967	—	—	611,967
Liabilities:
Investments:
TBA Sale Commitments	—	(260,209)	—	(260,209)

	$611,967	$26,400,473	$—	$27,012,440

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$4,501	$—	$4,501
Forward foreign currency contracts	—	641	—	641
Interest rate contracts	22,872	132,706	—	155,578
Other contracts	—	8,791	—	8,791
Liabilities:
Interest rate contracts	(24,856)	(110,715)	—	(135,571)

	$(1,984)	$35,924	$—	$33,940

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended May 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments May 31, 2018	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.3%

Aerospace & Defense — 1.5%
Boeing Co.	1,133	$398,997
Curtiss-Wright Corp.	88	11,198
HEICO Corp.	57	5,236
HEICO Corp., Class A	108	8,213
Northrop Grumman Corp.	328	107,338
Raytheon Co.	581	121,720
Rockwell Collins, Inc.	331	45,516
United Technologies Corp.	1,257	156,899

		855,117
Air Freight & Logistics — 0.7%
Echo Global Logistics, Inc.(a)	2,131	59,242
Expeditors International of Washington, Inc.	3,085	229,771
Hub Group, Inc., Class A(a)	267	13,337
XPO Logistics, Inc.(a)	950	99,987

		402,337
Airlines — 0.3%
Delta Air Lines, Inc.	200	10,810
Hawaiian Holdings, Inc.	997	36,889
United Continental Holdings, Inc.(a)	1,849	128,672

		176,371
Auto Components — 0.6%
BorgWarner, Inc.	6,265	305,607
Lear Corp.	138	27,324
Modine Manufacturing Co.(a)	660	11,880

		344,811
Automobiles — 0.3%
Ford Motor Co.	8,919	103,014
General Motors Co.	1,530	65,331

		168,345
Banks — 4.0%
Bank of America Corp.	3,539	102,773
BB&T Corp.	1,119	58,747
Boston Private Financial Holdings, Inc.	531	9,027
Citigroup, Inc.	5,871	391,537
Citizens Financial Group, Inc.	1,197	48,897
First Republic Bank	3,968	395,213
JPMorgan Chase & Co.	4,654	498,025
Lakeland Financial Corp.	303	14,783
SmartFinancial, Inc.(a)	5,910	140,717
SunTrust Banks, Inc.	982	66,295
Synovus Financial Corp.	3,676	198,908
Wells Fargo & Co.	7,004	378,146

		2,303,068
Beverages — 1.6%
Coca-Cola European Partners PLC	3,793	144,020
Dr. Pepper Snapple Group, Inc.	365	43,545
Monster Beverage Corp.(a)	165	8,441
PepsiCo, Inc.	7,037	705,459

		901,465
Biotechnology — 3.7%
AbbVie, Inc.	4,073	402,983
AMAG Pharmaceuticals, Inc.(a)	1,185	28,973
Amgen, Inc.	2,911	522,874
Biogen, Inc.(a)	94	27,632
Catalyst Biosciences, Inc.(a)	223	5,504
Celgene Corp.(a)	4,944	388,994
Conatus Pharmaceuticals, Inc.(a)	3,051	13,119
Enanta Pharmaceuticals, Inc.(a)(b)	74	7,385
Gilead Sciences, Inc.	9,490	639,626

Security	Shares	Value
Biotechnology (continued)
Incyte Corp.(a)	575	$39,255
Innoviva, Inc.(a)	1,126	16,654
Sangamo Therapeutics, Inc.(a)(b)	458	7,534
Surface Oncology, Inc.(a)	1,214	16,680

		2,117,213
Building Products — 0.5%
Fortune Brands Home & Security, Inc.	1,037	58,248
Lennox International, Inc.	1,016	206,563

		264,811
Capital Markets — 2.2%
Ameriprise Financial, Inc.	535	74,167
Charles Schwab Corp.	4,843	269,368
CME Group, Inc.	1,002	163,226
Diamond Hill Investment Group, Inc.	84	16,459
Donnelley Financial Solutions, Inc.(a)	1,203	18,478
Evercore, Inc., Class A	97	10,127
Franklin Resources, Inc.	5,707	191,584
Invesco Ltd.	3,698	101,029
Moelis & Co., Class A	2,161	128,039
Morgan Stanley	5,853	293,469

		1,265,946
Chemicals — 1.8%
Ecolab, Inc.	3,262	465,194
FMC Corp.	2,514	218,944
HB Fuller Co.	2,386	122,998
Huntsman Corp.	1,113	35,583
Scotts Miracle-Gro Co., Class A	1,374	116,969
Trinseo SA	848	61,310

		1,020,998
Commercial Services & Supplies — 0.1%
Interface, Inc.	1,701	38,613
LSC Communications, Inc.	684	8,659

		47,272
Communications Equipment — 1.6%
Cisco Systems, Inc.	19,551	835,023
Harris Corp.	235	35,360
Palo Alto Networks, Inc.(a)(b)	230	47,861

		918,244
Construction & Engineering — 0.1%
Fluor Corp.	1,478	72,038

Construction Materials — 0.1%
Vulcan Materials Co.	632	80,732

Consumer Finance — 2.1%
Ally Financial, Inc.	4,991	128,019
American Express Co.	3,121	306,794
Capital One Financial Corp.	6,308	592,952
Enova International, Inc.(a)	1,236	41,530
Synchrony Financial	3,948	136,719

		1,206,014
Containers & Packaging — 0.5%
Avery Dennison Corp.	2,448	257,113
Bemis Co., Inc.	1,346	56,936

		314,049
Distributors — 0.1%
Genuine Parts Co.	625	56,744

Diversified Consumer Services — 0.7%
Graham Holdings Co., Class B	245	142,308
H&R Block, Inc.	6,374	174,966
Houghton Mifflin Harcourt Co.(a)	1,278	8,691

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Diversified Consumer Services (continued)
Sotheby’s(a)	1,194	$65,455

		391,420
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(a)	1,573	301,277
FactSet Research Systems, Inc.	258	51,861
Intercontinental Exchange, Inc.	2,351	166,662
Jefferies Financial Group, Inc.	16,162	353,624

		873,424
Diversified Telecommunication Services — 1.3%
AT&T, Inc.	12,174	393,464
Consolidated Communications Holdings, Inc.	4,789	53,685
Verizon Communications, Inc.	6,032	287,545

		734,694
Electric Utilities — 1.2%
Eversource Energy	9,670	551,964
Exelon Corp.	2,447	101,281
Pinnacle West Capital Corp.	391	31,127

		684,372
Electrical Equipment — 0.7%
AMETEK, Inc.	1,155	84,350
Atkore International Group, Inc.(a)	3,741	80,806
Eaton Corp. PLC	606	46,407
Rockwell Automation, Inc.	1,001	175,585

		387,148
Electronic Equipment, Instruments & Components — 0.5%
CDW Corp.	1,210	96,860
SYNNEX Corp.	722	77,124
TE Connectivity Ltd.	1,382	128,637

		302,621
Energy Equipment & Services — 1.0%
Apergy Corp.(a)	823	35,545
Independence Contract Drilling, Inc.(a)	1,260	5,368
ProPetro Holding Corp.(a)	539	8,770
Schlumberger Ltd.	4,297	295,075
TechnipFMC PLC	7,854	244,652
Transocean Ltd.(a)	416	5,262
Weatherford International PLC(a)(b)	2,696	9,139

		603,811
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	1,614	319,960
Walmart Inc.	5,778	476,916

		796,876
Food Products — 1.6%
Bunge Ltd.	1,401	97,440
J.M. Smucker Co.	936	100,620
Kellogg Co.	3,616	232,834
McCormick & Co., Inc.	4,652	469,852

		900,746
Health Care Equipment & Supplies — 3.6%
Abbott Laboratories	2,076	127,736
Boston Scientific Corp.(a)	8,334	253,270
Danaher Corp.	5,316	527,773
Hill-Rom Holdings, Inc.	598	55,016
Intuitive Surgical, Inc.(a)	243	111,700
Masimo Corp.(a)	1,345	133,222
Medtronic PLC	2,870	247,738
Stryker Corp.	3,630	631,693

		2,088,148

Security	Shares	Value
Health Care Providers & Services — 2.5%
Aetna, Inc.	525	$92,468
AmerisourceBergen Corp.	608	49,941
Cardinal Health, Inc.	1,570	81,781
CVS Health Corp.	2,578	163,420
Express Scripts Holding Co.(a)	1,201	91,048
Humana, Inc.	563	163,822
LHC Group, Inc.(a)(b)	640	49,261
McKesson Corp.	850	120,649
UnitedHealth Group, Inc.	2,040	492,680
WellCare Health Plans, Inc.(a)	573	127,017

		1,432,087
Health Care Technology — 0.1%
Veeva Systems, Inc., Class A(a)	880	68,077

Hotels, Restaurants & Leisure — 1.7%
BJ’s Restaurants, Inc.	183	10,248
Bloomin’ Brands, Inc.	2,023	42,928
Brinker International, Inc.	2,186	95,594
Carrols Restaurant Group, Inc.(a)	797	10,201
Darden Restaurants, Inc.	309	27,010
Domino’s Pizza, Inc.	483	121,465
Hilton Grand Vacations, Inc.(a)	1,714	68,149
Hyatt Hotels Corp., Class A	865	70,696
McDonald’s Corp.	1,986	317,780
Planet Fitness, Inc., Class A(a)	771	30,555
SeaWorld Entertainment, Inc.(a)	1,157	20,537
Vail Resorts, Inc.	708	170,479
Yum China Holdings, Inc.	363	14,266

		999,908
Household Durables — 0.8%
Garmin Ltd.	3,108	186,760
iRobot Corp.(a)	537	33,514
MDC Holdings, Inc.	316	9,979
Taylor Morrison Home Corp., Class A(a)	3,224	69,316
Whirlpool Corp.	1,193	172,687
ZAGG, Inc.(a)	534	8,117

		480,373
Household Products — 1.1%
Church & Dwight Co., Inc.	4,870	228,646
Procter & Gamble Co.	5,722	418,679

		647,325
Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy, Inc.	609	20,846

Industrial Conglomerates — 1.3%
3M Co.	344	67,847
General Electric Co.	22,628	318,602
Honeywell International, Inc.	2,362	349,364

		735,813
Insurance — 2.7%
Allstate Corp.	2,506	234,261
Athene Holding Ltd., Class A(a)	1,300	58,071
First American Financial Corp.	193	10,052
Hallmark Financial Services, Inc.(a)	3,917	38,622
Hanover Insurance Group, Inc.	235	28,491
Lincoln National Corp.	1,173	77,758
Marsh & McLennan Cos., Inc.	2,024	162,669
Principal Financial Group, Inc.	1,468	81,914
Progressive Corp.	1,948	120,951
Prudential Financial, Inc.	2,337	226,315
Reinsurance Group of America, Inc.	241	36,015
RenaissanceRe Holdings Ltd.	694	85,202
Travelers Cos., Inc.	2,130	273,748

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) May 31, 2018	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance (continued)
Unum Group	3,612	$140,182

		1,574,251
Internet & Direct Marketing Retail — 3.2%
Amazon.com, Inc.(a)	823	1,341,177
Etsy, Inc.(a)	3,355	108,501
Liberty Expedia Holdings, Inc., Class A(a)	891	38,678
Netflix, Inc.(a)	993	349,139
Nutrisystem, Inc.	421	15,703
TripAdvisor, Inc.(a)	426	22,212

		1,875,410
Internet Software & Services — 4.6%
Alphabet, Inc., Class A(a)	407	447,700
Alphabet, Inc., Class C(a)	617	669,439
Box, Inc., Class A(a)	2,755	70,748
Care.com, Inc.(a)	2,021	41,916
Dropbox, Inc., Class A(a)	241	7,228
eBay, Inc.(a)	346	13,051
Facebook, Inc., Class A(a)	5,146	986,900
GoDaddy, Inc., Class A(a)(b)	687	49,182
GrubHub, Inc.(a)	722	77,406
New Relic, Inc.(a)	766	77,818
Nutanix, Inc., Class A(a)	950	50,777
Okta, Inc.(a)	1,421	79,874
Twilio, Inc., Class A(a)(b)	1,133	61,148
Twitter, Inc.(a)	666	23,110
Yandex NV, Class A(a)	5	168

		2,656,465
IT Services — 4.0%
Accenture PLC, Class A	4,318	672,485
Automatic Data Processing, Inc.	1,802	234,296
Everi Holdings, Inc.(a)	2,138	16,014
Fidelity National Information Services, Inc.	3,842	392,729
First Data Corp., Class A(a)	7,459	141,721
International Business Machines Corp.	3,086	436,083
Mastercard, Inc., Class A	1,471	279,666
Paychex, Inc.	105	6,886
Square, Inc., Class A(a)	1,175	68,444
Worldpay, Inc., Class A(a)	937	74,463

		2,322,787
Leisure Products — 0.1%
Brunswick Corp.	218	13,865
MCBC Holdings, Inc.(a)	1,179	34,769

		48,634
Life Sciences Tools & Services — 0.6%
NanoString Technologies, Inc.(a)	2,167	27,933
Thermo Fisher Scientific, Inc.	1,646	342,812

		370,745
Machinery — 3.2%
AGCO Corp.(b)	1,278	81,281
Cummins, Inc.	353	50,264
Deere & Co.	1,038	155,191
Fortive Corp.	2,285	166,097
Graco, Inc.	1,824	82,810
Illinois Tool Works, Inc.	3,466	498,064
Ingersoll-Rand PLC	2,283	199,854
Oshkosh Corp.	1,874	136,333
Stanley Black & Decker, Inc.	1,187	165,278
Xylem, Inc.	4,256	299,622

		1,834,794
Media — 2.0%
Altice USA, Inc., Class A(a)	1,207	23,609

Security	Shares	Value
Media (continued)
CBS Corp., Class B	2,753	$138,669
Central European Media Enterprises Ltd., Class A(a)(b)	11,788	44,794
Comcast Corp., Class A	14,028	437,393
Discovery Inc., Class C(a)	436	8,620
Gray Television, Inc.(a)	811	8,921
Interpublic Group of Cos., Inc.	265	5,989
Liberty Global PLC, Class A(a)	1,946	55,480
Liberty Media Corp. - Liberty SiriusXM, Class C(a)	181	8,360
Lions Gate Entertainment Corp., Class A	2,235	51,785
Lions Gate Entertainment Corp., Class B	3,026	66,058
Live Nation Entertainment, Inc.(a)	415	17,691
MDC Partners, Inc., Class A(a)	1,523	6,320
New Media Investment Group, Inc.	3	50
Omnicom Group, Inc.	357	25,733
Time Warner, Inc.	1,849	174,102
Tribune Media Co., Class A	162	5,813
Walt Disney Co.	545	54,211

		1,133,598
Metals & Mining — 0.9%
Newmont Mining Corp.	5,904	229,843
Reliance Steel & Aluminum Co.	2,898	271,166
Ryerson Holding Corp.(a)	802	9,904

		510,913
Multi-Utilities — 1.0%
Consolidated Edison, Inc.	7,376	565,961

Multiline Retail — 0.8%
Burlington Stores, Inc.(a)	446	65,228
Dillard’s, Inc., Class A	144	11,726
Kohl’s Corp.	2,570	171,548
Nordstrom, Inc.	1,380	67,661
Target Corp.	2,171	158,244

		474,407
Oil, Gas & Consumable Fuels — 4.9%
Antero Resources Corp.(a)(b)	6,247	119,380
Approach Resources, Inc.(a)	3,912	11,775
Cheniere Energy, Inc.(a)	1,354	90,204
Chevron Corp.	2,426	301,552
Cimarex Energy Co.	376	34,938
Comstock Resources, Inc.(a)	1,273	14,640
Concho Resources, Inc.(a)	737	101,197
Devon Energy Corp.	1,653	68,715
EOG Resources, Inc.	683	80,464
Exxon Mobil Corp.	4,315	350,551
Occidental Petroleum Corp.	1,090	91,778
ONEOK, Inc.	1,682	114,645
Pacific Ethanol, Inc.(a)	2,671	8,948
Parsley Energy, Inc., Class A(a)	1,051	30,984
PBF Energy, Inc., Class A	677	31,941
Phillips 66	3,102	361,352
Pioneer Natural Resources Co.	1,430	276,133
Range Resources Corp.	6,544	103,657
Renewable Energy Group, Inc.(a)(b)	1,731	30,898
REX American Resources Corp.(a)	521	39,606
RSP Permian, Inc.(a)	267	11,679
SM Energy Co.	2,127	55,727
Valero Energy Corp.	3,972	481,406
Whiting Petroleum Corp.(a)	758	39,734

		2,851,904
Paper & Forest Products — 0.0%
Boise Cascade Co.	196	9,349

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	857	$128,070
Herbalife Nutrition Ltd.(a)	194	9,849

		137,919
Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	7,893	415,330
Intersect ENT, Inc.(a)	1,002	42,735
Johnson & Johnson	5,502	658,149
Merck & Co., Inc.	4,610	274,433
Nektar Therapeutics(a)(b)	250	20,067
Pfizer, Inc.	2,548	91,550
Phibro Animal Health Corp., Class A	480	21,696
Prestige Brands Holdings, Inc.(a)	1,576	52,686
Zoetis, Inc.	3,608	301,990

		1,878,636
Professional Services — 1.0%
ASGN, Inc.(a)	787	60,599
ICF International, Inc.	732	51,716
Insperity, Inc.	1,645	151,340
Kforce, Inc.	804	27,054
ManpowerGroup, Inc.	1,974	177,660
TransUnion	1,365	93,639

		562,008
Real Estate Investment Trusts (REITs) — 4.0%
Alexandria Real Estate Equities, Inc.	955	119,299
Anworth Mortgage Asset Corp.	14,168	71,832
Arbor Realty Trust, Inc.	1,302	12,447
EastGroup Properties, Inc.(b)	4,935	460,090
Equity Residential	1,130	72,309
Invesco Mortgage Capital, Inc.	6,638	107,735
Prologis, Inc.(b)	9,021	580,501
Realty Income Corp.	10,319	550,003
Simon Property Group, Inc.	1,501	240,490
Ventas, Inc.	1,566	85,597

		2,300,303
Road & Rail — 1.2%
ArcBest Corp.	454	21,542
Avis Budget Group, Inc.(a)	469	18,286
Covenant Transportation Group, Inc., Class A(a)	433	13,025
Landstar System, Inc.	2,413	273,634
Old Dominion Freight Line, Inc.	1,105	172,336
Ryder System, Inc.	2,431	163,072
Universal Logistics Holdings, Inc.	1,000	24,900

		686,795
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	1,195	116,130
Applied Materials, Inc.	4,769	242,170
Broadcom Inc.	683	172,164
Intel Corp.	10,243	565,414
NVIDIA Corp.	2,033	512,702
NXP Semiconductors NV(a)	326	37,164
QUALCOMM, Inc.	1,077	62,595
Texas Instruments, Inc.	4,796	536,721
Xilinx, Inc.	3,785	257,796

		2,502,856
Software — 5.0%
Activision Blizzard, Inc.	2,358	167,206
Adobe Systems, Inc.(a)	195	48,610
Cadence Design Systems, Inc.(a)(b)	1,223	51,916
Electronic Arts, Inc.(a)	1,467	192,045
Guidewire Software, Inc.(a)	280	25,995
HubSpot, Inc.(a)(b)	277	33,572

Security	Shares	Value
Software (continued)
Intuit, Inc.	704	$141,926
Microsoft Corp.	13,282	1,312,793
Red Hat, Inc.(a)(b)	211	34,271
Splunk, Inc.(a)	260	28,811
Synopsys, Inc.(a)	3,488	307,188
Ultimate Software Group, Inc.(a)	179	46,925
VMware, Inc., Class A(a)	742	102,010
Workday, Inc., Class A(a)	1,472	192,773
Zendesk, Inc.(a)	3,144	175,718

		2,861,759
Specialty Retail — 1.4%
American Eagle Outfitters, Inc.	1,815	40,293
GameStop Corp., Class A	540	7,128
Group 1 Automotive, Inc.	460	32,320
Home Depot, Inc.	1,896	353,699
Lithia Motors, Inc., Class A	1,175	114,856
Penske Automotive Group, Inc.	3,003	144,594
Ross Stores, Inc.	498	39,282
Sonic Automotive, Inc., Class A	475	10,117
Tiffany & Co.	318	41,588
Ulta Salon Cosmetics & Fragrance, Inc.(a)	105	25,926

		809,803
Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.	11,590	2,165,823
HP, Inc.	7,388	162,758
Western Digital Corp.	1,859	155,245

		2,483,826
Textiles, Apparel & Luxury Goods — 0.7%
lululemon athletica, Inc.(a)(b)	937	98,432
NIKE, Inc., Class B	2,411	173,110
PVH Corp.	572	91,520
VF Corp.	783	63,548

		426,610
Thrifts & Mortgage Finance — 1.1%
Essent Group Ltd.(a)	1,478	50,696
Federal Agricultural Mortgage Corp., Class C	2,008	187,768
FS Bancorp, Inc.	323	18,766
LendingTree, Inc.(a)	60	15,534
MGIC Investment Corp.(a)	5,977	62,101
Radian Group, Inc.	3,685	58,592
Riverview Bancorp, Inc.	5,876	51,415
TFS Financial Corp.	4,261	68,176
Washington Federal, Inc.	3,094	100,400

		613,448
Trading Companies & Distributors — 0.1%
CAI International, Inc.(a)	251	6,026
W.W. Grainger, Inc.	224	69,214

		75,240
Water Utilities — 0.7%
American Water Works Co., Inc.	4,984	414,370

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(a)	1,516	32,609
RingCentral, Inc., Class A(a)	250	18,938
Telephone & Data Systems, Inc.	2,479	63,338

		114,885

Total Common Stocks — 98.3% (Cost — $49,672,270)		56,760,940

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) May 31, 2018	BlackRock Impact U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Rights — 0.0%

Biotechnology — 0.0%
Dyax Corp., CVR (Expires 12/31/19)(a)(c)	64	$147

Total Rights — 0.0% (Cost — $71)		147

Total Long-Term Investments — 98.3% (Cost — $49,672,341)		56,761,087

Short-Term Securities — 2.6%
BlackRock Liquidity Funds, T-Fund,
Institutional Class,
1.61%(d)(f)	532,819	532,819
SL Liquidity Series, LLC,
Money Market Series,
1.64%(d)(e)(f)	983,771	983,869

Total Short-Term Securities — 2.6% (Cost — $1,516,650)		1,516,688

Total Investments — 100.9% (Cost — $51,188,991)		58,277,775
Liabilities in Excess of Other Assets — (0.9)%		(539,395)

Net Assets — 100.0%		$57,738,380

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)	During the year ended May 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 05/31/17	Net Activity	Shares Held at 05/31/18	Value at 05/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	440,606	92,213	532,819	$532,819	$5,772		$2	$—
SL Liquidity Series, LLC, Money Market Series	—	983,771	983,771	983,869	3,647	(b)	(42)	38

				$1,516,688	$9,419		$(40)	$38

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestments of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Russell 2000 E-Mini Index	11	06/15/18	$899	$(1,840)

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2018	BlackRock Impact U.S. Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$(1,840)	$—	$—	$—	$(1,840)

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended May 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$54,588	$—	$—	$—	$54,588

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$179	$—	$—	$—	$179

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$523,740

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)
Common Stocks	$56,760,940	$—	$—	$56,760,940
Rights	—	—	147	147
Short-Term Securities	532,819	—	—	532,819

	$57,293,759	$—	$147	$57,293,906

Investments Valued at NAV(b)				983,869

				$58,277,775

Derivative Financial Instruments (c)
Liabilities:
Equity contracts	$(1,840)	$—	$—	$(1,840)

(a)	See above Schedule of Investments for values in each industry.
(b)	As of May 31, 2018, certain of the Fund’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended May 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Statements of Assets and Liabilities

May 31, 2018

	BlackRock Impact Bond Fund	BlackRock Impact U.S. Equity Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$26,660,682	$56,761,087
Investments at value — affiliated(c)	611,967	1,516,688
Cash	5,000	35
Cash pledged:
Futures contracts	96,000	23,000
Centrally cleared swaps	107,000	—
Foreign currency at value(d)	111,965	—
Receivables:
TBA sale commitments	258,690	—
Interest — unaffiliated	190,338	—
From the Manager	106,511	34,943
Investments sold	45,729	584,560
Variation margin on futures contracts	20,332	—
Capital shares sold	3,848	569,604
Dividends — affiliated	607	853
Dividends — unaffiliated	—	98,615
Securities lending income — affiliated	—	1,085
Unrealized appreciation on:
OTC derivatives	2,143	—
Forward foreign currency exchange contracts	641	—
Prepaid expenses	21,019	28,301

Total assets	28,242,472	59,618,771

LIABILITIES
TBA sale commitments at value(e)	260,209	—
Cash collateral on securities loaned at value	—	983,853
Payables:
Investments purchased	3,456,498	780,018
Income dividend distributions	43,796	—
Variation margin on futures contracts	3,565	9,162
Variation margin on centrally cleared swaps	2,673	—
Trustees’ and Officer’s fees	1,023	1,105
Capital shares redeemed	744	4,263
Administration fees	428	111
Service and distribution fees	121	2,537
Board consolidation	15,279	500
Other accrued expenses	126,320	98,842

Total liabilities	3,910,656	1,880,391

NET ASSETS	$24,331,816	$57,738,380

NET ASSETS CONSIST OF
Paid-in capital	$25,428,189	$48,441,811
Undistributed (distributions in excess of) net investment income	(3,231)	262,337
Accumulated net realized gain (loss)	(563,832)	1,947,288
Net unrealized appreciation (depreciation)	(529,310)	7,086,944

NET ASSETS	$24,331,816	$57,738,380

(a) Investments at cost — unaffiliated	$27,221,503	$49,672,341
(b) Securities loaned at value	$—	$956,134
(c) Investments at cost — affiliated	$611,967	$1,516,650
(d) Foreign currency at cost	$112,875	$—
(e) Proceeds from TBA Sale commitments	$258,690	$—

See notes to financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

May 31, 2018

	BlackRock Impact Bond Fund	BlackRock Impact U.S. Equity Fund

NET ASSET VALUE

Institutional
Net assets	$23,815,857	$49,871,785

Shares outstanding(f)	2,505,613	3,742,024

Net asset value	$9.51	$13.33

Investor A
Net assets	$402,452	$5,880,837

Shares outstanding(f)	42,329	442,520

Net asset value	$9.51	$13.29

Investor C
Net assets	$65,982	$1,721,736

Shares outstanding(f)	6,941	130,704

Net asset value	$9.51	$13.17

Class K
Net assets	$47,525	$264,022

Shares outstanding(f)	5,000	19,802

Net asset value	$9.51	$13.33

(f)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations

Year Ended May 31, 2018

	BlackRock Impact Bond Fund	BlackRock Impact U.S. Equity Fund

INVESTMENT INCOME
Interest — unaffiliated	$588,301	$—
Dividends — unaffiliated	—	856,355
Dividends — affiliated	22,374	5,772
Securities lending income — affiliated — net	—	3,647
Foreign taxes withheld	(63)	(54)

Total investment income	610,612	865,720

EXPENSES
Investment advisory	68,014	186,507
Administration	9,635	19,816
Administration — class specific	4,536	9,325
Service and distribution — class specific	1,067	21,822
Professional	107,907	116,667
Offering	33,370	—
Registration	51,299	62,315
Printing	34,815	31,645
Pricing	26,955	—
Trustees and Officer	11,383	11,538
Custodian	5,270	46,396
Accounting services	5,549	4,144
Transfer agent — class specific	439	13,730
Board consolidation	15,279	500
Miscellaneous	11,959	16,229

Total expenses	387,477	540,634
Less:
Fees waived and/or reimbursed by the Manager	(285,070)	(242,280)
Fees waived by the Administrator	(9,635)	(19,784)
Transfer agent fees reimbursed — class specific	(240)	(2,619)
Administration fees waived — class specific	(56)	(2,450)

Total expenses after fees waived and/or reimbursed	92,476	273,501

Net investment income	518,136	592,219

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(207,732)	2,846,106
Investments — affiliated	—	(42)
Futures contracts	(65,612)	54,588
Forward foreign currency exchange contracts	118	—
Foreign currency transactions	(756)	—
Capital gain distributions from investment companies — affiliated	11	2
Swaps	13,070	—

	(260,901)	2,900,654

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(482,478)	3,452,726
Investments — affiliated	—	38
Futures contracts	(15,793)	179
Forward foreign currency exchange contracts	641	—
Foreign currency translations	(910)	—
Swaps	35,283	—

	(463,257)	3,452,943

Net realized and unrealized gain (loss)	(724,158)	6,353,597

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(206,022)	$6,945,816

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Impact Bond Fund
	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$518,136	$290,924
Net realized loss	(260,901)	(293,194)
Net change in unrealized appreciation (depreciation)	(463,257)	(66,053)

Net decrease in net assets resulting from operations	(206,022)	(68,323)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(546,635)	(309,986)
Investor A	(3,656)	(745)
Investor C	(934)	(404)
Class K	(1,184)	(792)

Decrease in net assets resulting from distributions to shareholders	(552,409)	(311,927)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,218,839	20,251,658

NET ASSETS
Total increase in net assets	4,460,408	19,871,408
Beginning of period	19,871,408	—

End of period	$24,331,816	$19,871,408

Undistributed (distributions in excess of) net investment income, end of period	$(3,231)	$10,812

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets  (continued)

	BlackRock Impact U.S. Equity Fund
	Year Ended May 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$592,219	$349,727
Net realized gain	2,900,654	1,336,898
Net change in unrealized appreciation (depreciation)	3,452,943	2,570,461

Net increase in net assets resulting from operations	6,945,816	4,257,086

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(480,012)	(346,334)
Investor A	(39,332)	(6,539)
Investor C	(4,945)	(1,066)
Class K	(3,157)	(3,377)
From net realized gain:
Institutional	(1,607,227)	(300,085)
Investor A	(160,203)	(7,686)
Investor C	(40,511)	(2,017)
Class K	(10,741)	(2,853)

Decrease in net assets resulting from distributions to shareholders	(2,346,128)	(669,957)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	18,105,197	9,825,357

NET ASSETS
Total increase in net assets	22,704,885	13,412,486
Beginning of period	35,033,495	21,621,009

End of period	$57,738,380	$35,033,495

Undistributed net investment income, end of period	$262,337	$197,564

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund
	Institutional
	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Net asset value, beginning of period	$9.81	$10.00

Net investment income(b)	0.22	0.15
Net realized and unrealized loss	(0.29)	(0.18)

Net decrease from investment operations	(0.07)	(0.03)

Distributions from net investment income(c)	(0.23)	(0.16)

Net asset value, end of period	$9.51	$9.81

Total Return(d)
Based on net asset value	(0.67)%	(0.32	)%(e)

Ratios to Average Net Assets
Total expenses(f)	1.70%	1.63	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	0.40%	0.44	%(g)

Net investment income(f)	2.30%	1.93	%(g)

Supplemental Data
Net assets, end of period (000)	$23,816	$19,713

Portfolio turnover rate(i)	530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.91%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Portfolio turnover rate (excluding MDRs)	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)
	Investor A
	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Net asset value, beginning of period	$9.81	$10.00

Net investment income(b)	0.20	0.13
Net realized and unrealized loss	(0.29)	(0.18)

Net decrease from investment operations	(0.09)	(0.05)

Distributions from net investment income(c)	(0.21)	(0.14)

Net asset value, end of period	$9.51	$9.81

Total Return(d)
Based on net asset value	(0.95)%	(0.52	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.17%	1.95	%(g)((h)

Total expenses after fees waived and/or reimbursed(f)	0.67%	0.70	%(g)

Net investment income(f)	2.09%	1.69	%(g)

Supplemental Data
Net assets, end of period (000)	$402	$59

Portfolio turnover rate(i)	530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.22%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Portfolio turnover rate (excluding MDRs)	243%	332%

See notes to financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)
	Investor C
	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Net asset value, beginning of period	$9.81	$10.00

Net investment income(b)	0.12	0.07
Net realized and unrealized loss	(0.28)	(0.18)

Net decrease from investment operations	(0.16)	(0.11)

Distributions from net investment income(c)	(0.14)	(0.08)

Net asset value, end of period	$9.51	$9.81

Total Return(d)
Based on net asset value	(1.69)%	(1.09	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.86%	2.73	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	1.43%	1.45	%(g)

Net investment income(f)	1.26%	0.92	%(g)

Supplemental Data
Net assets, end of period (000)	$66	$51

Portfolio turnover rate(i)	530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Portfolio turnover rate (excluding MDRs)	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)
	Class K
	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Net asset value, beginning of period	$9.81	$10.00

Net investment income(b)	0.22	0.15
Net realized and unrealized loss	(0.28)	(0.18)

Net decrease from investment operations	(0.06)	(0.03)

Distributions from net investment income(c)	(0.24)	(0.16)

Net asset value, end of period	$9.51	$9.81

Total Return(d)
Based on net asset value	(0.66)%	(0.29	)%(e)

Ratios to Average Net Assets
Total expenses(f)	1.80%	1.74	%(g)(h)

Total expenses after fees waived and/or reimbursed(f)	0.38%	0.40	%(g)

Net investment income(f)	2.30%	1.97	%(g)

Supplemental Data
Net assets, end of period (000)	$48	$49

Portfolio turnover rate(i)	530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.01%.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/18	Period from 08/23/16 (a) to 05/31/17
Portfolio turnover rate (excluding MDRs)	243%	332%

See notes to financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact U.S. Equity Fund
	Institutional
	Year Ended May 31,		Period from 10/05/15 (a) to 05/31/16
	2018	2017
Net asset value, beginning of period	$12.07	$10.49	$10.00

Net investment income(b)	0.17	0.15	0.11
Net realized and unrealized gain	1.79	1.74	0.45

Net increase from investment operations	1.96	1.89	0.56

Distributions(c)
From net investment income	(0.16)	(0.17)	(0.06)
From net realized gain	(0.54)	(0.14)	(0.01)

Total distributions	(0.70)	(0.31)	(0.07)

Net asset value, end of period	$13.33	$12.07	$10.49

Total Return(d)
Based on net asset value	16.74%	18.35%	5.59	%(e)

Ratios to Average Net Assets
Total expenses	1.10%	1.63%	1.91	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.54%	0.57%	0.64	%(f)(g)

Net investment income	1.32%	1.37%	1.64	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$49,872	$30,844	$21,080

Portfolio turnover rate	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.42%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact U.S. Equity Fund (continued)
	Investor A
	Year Ended May 31,		Period from 10/05/15 (a) to 05/31/16
	2018	2017
Net asset value, beginning of period	$12.05	$10.48	$10.00

Net investment income(b)	0.14	0.14	0.09
Net realized and unrealized gain	1.77	1.72	0.45

Net increase from investment operations	1.91	1.86	0.54

Distributions(c)
From net investment income	(0.13)	(0.15)	(0.05)
From net realized gain	(0.54)	(0.14)	(0.01)

Total distributions	(0.67)	(0.29)	(0.06)

Net asset value, end of period	$13.29	$12.05	$10.48

Total Return(d)
Based on net asset value	16.38%	18.04%	5.44	%(e)

Ratios to Average Net Assets
Total expenses	1.42%	1.84%	2.21	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.80%	0.82%	0.89	%(f)(g)

Net investment income	1.06%	1.22%	1.40	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$5,881	$3,194	$307

Portfolio turnover rate	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.70%.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact U.S. Equity Fund (continued)
	Investor C
	Year Ended May 31,		Period from 10/05/15 (a) to 05/31/16
	2018	2017
Net asset value, beginning of period	$11.98	$10.45	$10.00

Net investment income(b)	0.04	0.06	0.04
Net realized and unrealized gain	1.76	1.71	0.45

Net increase from investment operations	1.80	1.77	0.49

Distributions(c)
From net investment income	(0.07)	(0.10)	(0.03)
From net realized gain	(0.54)	(0.14)	(0.01)

Total distributions	(0.61)	(0.24)	(0.04)

Net asset value, end of period	$13.17	$11.98	$10.45

Total Return(d)
Based on net asset value	15.45%	17.24%	4.92	%(e)

Ratios to Average Net Assets
Total expenses	2.25%	2.46%	3.27	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	1.55%	1.54%	1.64	%(f)(g)

Net investment income	0.30%	0.53%	0.64	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$1,722	$756	$26

Portfolio turnover rate	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.78%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact U.S. Equity Fund (continued)
	Class K
	Year Ended May 31,		Period from 03/28/16 (a) to 05/31/16
	2018	2017
Net asset value, beginning of period	$12.08	$10.49	$10.10

Net investment income(b)	0.17	0.16	0.03
Net realized and unrealized gain	1.78	1.74	0.36

Net increase from investment operations	1.95	1.90	0.39

Distributions(c)
From net investment income	(0.16)	(0.17)	—
From net realized gain	(0.54)	(0.14)	—

Total distributions	(0.70)	(0.31)	—

Net asset value, end of period	$13.33	$12.08	$10.49

Total Return(d)
Based on net asset value	16.67%	18.47%	3.86	%(e)

Ratios to Average Net Assets
Total expenses	1.09%	1.68%	1.27	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed	0.50%	0.55%	0.60	%(f)(g)

Net investment income	1.36%	1.39%	1.81	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$264	$239	$208

Portfolio turnover rate	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.53%.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Impact Bond Fund	Impact Bond Fund	Diversified
BlackRock Impact U.S. Equity Fund	Impact U.S. Equity Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge (“CDSC”). Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None
Class K Shares	No	No		None

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by U.S. Equity Fund are recorded on the ex-dividend date. Distributions from net investment income are declared daily and paid monthly for Impact Bond Fund. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are value at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2018, certain investments of Impact U.S. Equity Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in Impact U.S. Equity Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Impact U.S. Equity Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets Inc.	$741,501	$(741,501)	$—
Credit Suisse Securities (USA) LLC	178,214	(178,214)	—
JP Morgan Securities LLC	36,419	(36,419)	—

	$956,134	$(956,134)	$—

(a)	Cash collateral with a value of $983,853 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•	Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Investment Advisory Fee
Average Daily Net Assets	Impact Bond Fund	Impact U.S. Equity Fund
First $1 Billion	0.30%	0.40%
$1 Billion — $3 Billion	0.28	0.38
$3 Billion — $5 Billion	0.27	0.36
$5 Billion — $10 Billion	0.26	0.35
Greater than $10 Billion	0.26	0.34

With respect to Impact Bond Fund, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-advisor, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Impact Bond Fund	$407	$660	$1,067
Impact U.S. Equity Fund	10,963	10,859	21,822

Administration Fees: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees	Institutional	Investor A	Investor C	Class K	Total
Impact Bond Fund	$4,479	$32	$14	$11	$4,536
Impact U.S. Equity Fund	8,179	878	218	50	9,325

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2018, the Funds did not pay any amounts to affiliates in return for these services.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended May 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Impact Bond Fund	$66	$10	$16	$15	$107
Impact U.S. Equity Fund	162	239	74	11	486

For the year ended May 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Impact Bond Fund	$85	$198	$115	$41	$439
Impact U.S. Equity Fund	8,385	3,489	1,827	29	13,730

Other Fees: For the year ended May 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares as follows.

Investor A
Impact Bond Fund	$8
Impact U.S. Equity Fund	1,590

For the year ended May 31, 2018, affiliates received CDSCs for Investor C Shares as follows:

Investor C
Impact Bond Fund	$55
Impact U.S. Equity Fund	3,395

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2018, the amounts waived were as follows:

Total
Impact Bond Fund	$1,418
Impact U.S. Equity Fund	366

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. For year ended May 31, 2018, there were no fees waived by the Manager.

The Funds have begun to incur expenses in connection with a potential reconfiguration of the boards of directors of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2018, the amount reimbursed by Impact Bond Fund was $15,279.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitations”). The current expense limitations as a percentage of average daily net assets are as follows:

	Impact Bond Fund	Impact U.S. Equity Fund
Institutional	0.41%	0.55%
Investor A	0.66	0.80
Investor C	1.41	1.55
Class K	0.36	0.50

With respect to Impact Bond Fund, prior to December 29, 2017, the expense limitations as a percentage of average daily net assets were as follows:

Impact Bond Fund
Institutional	0.45%
Investor A	0.70
Investor C	1.45
Class K	0.40

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended May 31, 2018, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Total
Impact Bond Fund	$268,373
Impact U.S. Equity Fund	241,914

For the year ended May 31, 2018, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived

	Institutional	Investor A	Investor C	Class K	Total
Impact Bond Fund	$—	$32	$13	$11	$56
Impact U.S. Equity Fund	1,335	847	218	50	2,450

Transfer Agent Fees Reimbursed

	Investor A	Investor C	Class K	Total
Impact Bond Fund	$117	$83	$40	$240
Impact U.S. Equity Fund	1,329	1,261	29	2,619

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived – class specific, transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(a) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(b) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On May 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2019	2020
Impact Bond Fund
Fund Level	$213,940	$278,009
Institutional	—	—
Investor A	31	149
Investor C	34	96
Class K	56	51
Impact U.S. Equity Fund
Fund Level	271,230	261,698
Institutional	—	1,335
Investor A	1,045	2,176
Investor C	180	1,479
Class K	105	79

The following fund level and class specific waivers and/or reimbursements previously recorded by Impact U.S. Equity Fund, which were subject to recoupment by the Manager, expired on May 31, 2018:

Fund Level	$217,121
Institutional	2,859
Investor A	82
Investor C	64
Class K	23

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Impact U.S. Equity Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Impact U.S. Equity Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, the Impact Bond Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, Impact Bond Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated – net in the Statements of Operations. For the year ended May, 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

	Impact Bond Fund	Impact U.S. Equity Fund
Amounts	$—	$1,099

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2018, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain Trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in the Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Impact Bond Fund	Impact U.S. Equity Fund
Non-U.S. Government Securities	$144,575,305	$69,951,797
U.S. Government Securities	1,240,722	—

	$145,816,027	$69,951,797

Sales	Impact Bond Fund	Impact U.S. Equity Fund
Non-U.S. Government Securities	$141,960,091	$54,080,270
U.S. Government Securities	1,235,424	—

	$143,195,515	$54,080,270

For the year ended May 31, 2018, purchases and sales related to mortgage dollar rolls for Impact Bond Fund were $77,314,911 and $77,408,899, respectively.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Impact U.S. Equity Fund’s U.S. federal tax returns generally remains open for the two years ended May 31, 2018 and period ended May 31, 2016. The statute of limitations on Impact Bond Fund’s U.S. federal tax return generally will remain open for the year ended May 31, 2018 and the period ended May 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements and non-deductible expenses were reclassified to the following accounts:

Impact Bond Fund
Paid-in capital	$(10,493)
Undistributed (distribution in excess of) net investment income	20,230
Accumulated net realized gain (loss)	(9,737)

The tax character of distributions paid was as follows:

		Impact Bond Fund	Impact U.S. Equity Fund
Ordinary income	5/31/2018	$552,409	$1,579,806
	5/31/2017	311,927	633,711
Long-term capital gains	5/31/2018	—	766,322
	5/31/2017	—	36,246

Total	5/31/2018	$552,409	$2,346,128

	5/31/2017	$311,927	$669,957

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Impact Bond Fund	Impact U.S. Equity Fund
Undistributed ordinary income	$—	$1,567,310
Undistributed long-term capital gains	—	900,323
Capital loss carryforwards	(556,008)	—
Net unrealized gains (losses)(a)	(540,365)	6,828,936

Total	$(1,096,373)	$9,296,569

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the accounting for swap agreements.

As of May 31, 2018, the Impact Bond Fund had $556,008 of non-expiring capital loss carryforwards available to offset future realized capital gains.

As of May 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Impact Bond Fund	Impact U.S. Equity Fund
Tax cost	$27,833,470	$51,451,869

Gross unrealized appreciation	206,406	8,349,952
Gross unrealized depreciation	(743,114)	(1,524,046)

Net unrealized appreciation (depreciation)	$(536,708)	$6,825,906

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Impact Bond Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Concentration Risk: Impact Bond Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/18		Period from 08/23/16 (a) to 05/31/17
Impact Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	514,758	$5,038,917	2,009,624	$20,089,250
Shares issued in reinvestment of distributions	8,343	80,184	103	1,000
Shares redeemed	(27,215)	(266,698)	—	—

Net increase	495,886	$4,852,403	2,009,727	$20,090,250

Investor A
Shares sold	36,092	$346,661	5,994	$59,598
Shares issued in reinvestment of distributions	274	2,616	7	64
Shares redeemed	(38)	(366)	—	—

Net increase	36,328	$348,911	6,001	$59,662

Investor C
Shares sold	2,317	$22,829	5,233	$52,250
Shares issued in reinvestment of distributions	27	257	1	6
Shares redeemed	(584)	(5,561)	(53)	(510)

Net increase	1,760	$17,525	5,181	$51,746

Class K
Shares sold	—	$—	5,000	$50,000

Net increase (decrease)	—	$—	5,000	$50,000

Total Net Increase	533,974	$5,218,839	2,025,909	$20,251,658

(a)	Commencement of operations.

	Year Ended 05/31/18		Year Ended 05/31/17
Impact U.S. Equity Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,619,476	$20,503,111	555,554	$6,473,007
Shares issued in reinvestment of distributions	51,095	641,748	2,025	22,382
Shares redeemed	(483,004)	(6,181,479)	(12,294)	(144,015)

Net increase	1,187,567	$14,963,380	545,285	$6,351,374

Investor A
Shares sold	202,052	$2,602,690	248,804	$2,923,014
Shares issued in reinvestment of distributions	14,743	182,480	1,188	13,092
Shares redeemed	(39,349)	(500,512)	(14,178)	(166,058)

Net increase	177,446	$2,284,658	235,814	$2,770,048

Investor C
Shares sold	81,608	$1,042,840	63,752	$739,481
Shares issued in reinvestment of distributions	3,457	42,712	196	2,165
Shares redeemed	(17,482)	(228,393)	(3,327)	(37,711)

Net increase	67,583	$857,159	60,621	$703,935

Class K
Net increase	—	$—	—	$—

Total Net Increase	1,432,596	$18,105,197	841,720	$9,825,357

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

As of May 31, 2018, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Impact Bond Fund	Impact U.S. Equity Fund
Institutional	1,985,000	1,995,000
Investor A	5,000	2,500
Investor C	5,000	2,500
Class K	5,000	19,802

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on July 20, 2018 to the shareholders of record on July 18, 2018.

Impact U.S. Equity Fund:	From Net Investment Income	From Net Short-Term Realized Gain	From Net Long-Term Realized Gain
Institutional	$0.060662	$0.293667	$0.202136
Investor A	0.048092	0.293667	0.202136
Investor C	0.023200	0.293667	0.202136
Class K	0.062907	0.293667	0.202136

The Board has approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Impact Bond Fund, pursuant to which the Impact Bond Fund will reorganize into a newly created series (the “New Fund”) of a newly organized Massachusetts business trust. This reorganization with respect to the Impact Bond Fund (the “Reorganization”) is expected to close in the third quarter of 2018. The Reorganization is not subject to approval by shareholders of the Impact Bond Fund.

The New Fund will have the same investment objective, strategies and policies, investment adviser and, as applicable, sub-adviser, portfolio management team and service providers as the Impact Bond Fund. The Impact Bond Fund will be the performance and accounting survivor of its Reorganization, meaning that the New Fund will assume the performance and financial history of the Impact Bond Fund at the completion of the Reorganization. In addition, the New Fund will be subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Impact Bond Fund. The Reorganization is intended to be tax-free meaning that the Impact Bond Fund’s shareholders will become shareholders of the New Fund without realizing any gain or loss for federal income tax purposes.

Upon the consummation of the Reorganization, shareholders of the Impact Bond Fund will become shareholders of the New Fund. If you are a shareholder of the Impact Bond Fund, the cash value of your investment will not change. You will receive New Fund shares with a total dollar value equal to the Impact Bond Fund shares that you own at the time of the Reorganization.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Impact Bond Fund, and BlackRock Impact U.S. Equity Fund, and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Impact Bond Fund and BlackRock Impact U.S. Equity Fund of BlackRock FundsSM, (the “Funds”), including the schedules of investments, as of May 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Changes in Net Assets	Financial Highlights
BlackRock Impact Bond Fund	For the year ended May 31, 2018 and for the period from August 23, 2016 (commencement of operations) through May 31, 2017	For the year ended May 31, 2018 and for the period from August 23, 2016 (commencement of operations) through May 31, 2017
BlackRock Impact U.S. Equity Fund	For each of the two years in the period ended May 31, 2018	For each of the two years in the period ended May 31, 2018 and for the period from October 5, 2015 (commencement of operations) through May 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

During the fiscal year ended May 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds.

	Payable Date	Impact Bond Fund	Impact U.S. Equity Fund
Qualified Dividend Income for Individuals(a).	07/21/17	—	33.61%
	12/12/17	—	45.46%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	07/21/17	—	38.04%
	12/12/17	—	38.04%
Qualified Short-Term Capital Gains for non-U.S. Residents(b)	07/21/17	—	73.01%
	12/12/17	—	61.10%
Interest Related Dividends for Non-U.S. Residents(b)	June 2017	85.76%	—
	July 2017-December 2017	86.13%	—
	January 2018-May 2018	87.80%	—

(a)	The Funds hereby designate the percentage indicated above or the maximum allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Blackrock Impact U.S. Equity Fund distributed 20% long-term capital gains of $0.128602 and $0.099852 per share to shareholders of record on July 19, 2017 and December 8, 2017, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Impact Bond Fund (“Impact Bond Fund”) and BlackRock Impact U.S. Equity Fund (“Impact U.S. Equity Fund”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Impact Bond Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-year and since-inception periods reported, Impact U.S. Equity Fund ranked in the second and first quartiles, respectively, against its Performance Peers. In light of Impact U.S. Equity Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one-year and since-inception periods, Impact U.S. Equity Fund outperformed its benchmark. The Fund maintained a higher exposure to positive societal impacts and a lower exposure to negative societal impacts when compared to its benchmark.

The Board noted that for each of the one-year and since-inception periods reported, Impact Bond Fund ranked in the fourth quartile against its Performance Peers. The Board noted such underperformance for the applicable periods as compared to the Performance Peers. In light of Impact Bond Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one-year and since-inception periods, Impact Bond Fund underperformed its benchmark. The Fund maintained a higher exposure to positive societal impacts than its benchmark with the exception of Corporate Citizenship, where it slightly lagged the benchmark. The Fund maintained a lower exposure to negative societal impacts when compared to its benchmark.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared to those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to each respective Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that each Fund’s contractual management fee rate ranked in the first quartile, and that each Fund’s actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. With respect to Impact Bond Fund, the Board also noted that BlackRock and the Board agreed to a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction for Impact Bond Fund was implemented on December 29, 2017.

D. Economies of Scale The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Funds benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to each Fund and the Sub-Advisory Agreement between the Manager and the Sub-Adviser, with respect to Impact Bond Fund, each for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, as applicable, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	25 RICs consisting of 141 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	25 RICs consisting of 141 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	25 RICs consisting of 141 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	25 RICs consisting of 141 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	25 RICs consisting of 141 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	25 RICs consisting of 141 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	25 RICs consisting of 141 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	25 RICs consisting of 141 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	25 RICs consisting of 141 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	59

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	25 RICs consisting of 141 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	25 RICs consisting of 141 Portfolios	None

Interested Trustees (a)(d)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	127 RICs consisting of 313 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 313 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an interested Trustee of the Trust.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Manager and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Impact Bond Fund.

TRUSTEE AND OFFICER INFORMATION	61

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PLN	Polish Zloty
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

Portfolio Abbreviations

OTC	Over-the-Counter
S&P	S&P Global Ratings

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	63

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMP-5/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Impact Bond Fund	$56,712	$51,140	$0	$0	$17,500	$16,002	$0	$0
BlackRock Impact U.S. Equity Fund	$36,924	$36,877	$0	$0	$15,500	$14,007	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Impact Bond Fund	$17,500	$16,002
BlackRock Impact U.S. Equity Fund	$15,500	$14,007

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: August 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: August 3, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: August 3, 2018